UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2010

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On January 20, 2010, Jarden Corporation (the “Company”) completed an offering of approximately $492,200,000 in aggregate principal amount of the Company’s 7 1 /2% Senior Subordinated Notes due 2020. The offering consisted of two tranches: $275,000,000 in aggregate principal amount of the Company’s 7 1/2% Senior Subordinated Notes due 2020 (the “Dollar Notes”) and €150,000,000 in aggregate principal amount of the Company’s 7 1/2% Senior Subordinated Notes due 2020 (the “Euro Notes” and collectively with the Dollar Notes, the “Notes”). The offering of the Notes was registered under the Company’s automatic shelf registration statement on Form S-3 (No. 333-158801) (as amended, the “Registration Statement”), filed on April 27, 2009 with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The offering of the Notes was made pursuant to the Registration Statement and the Prospectus, dated April 27, 2009, included therein, as supplemented by the Prospectus Supplement, dated January 14, 2010.

The Notes are governed by and were issued pursuant to an indenture (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by the first supplemental indenture among the Company, the guarantors party thereto and the Trustee (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), each dated as of January 20, 2010.

The Indenture provides, among other things, that the Notes will bear interest at a rate of 7 1/2% per annum from the date of issuance until maturity, payable semi-annually in cash in arrears on January 15 and July 15, commencing on July 15, 2010. The Notes issued under the Indenture will be unsecured senior subordinated obligations of the Company and will rank junior in right of payment to all existing and any future senior indebtedness of the Company and pari passu in right of payment with the Company’s 7 1/2% Senior Subordinated Notes due 2017 and any future senior subordinated indebtedness. The Notes will also be effectively subordinated in right of payment to the Company’s existing senior credit facility and any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and will be structurally subordinated to all obligations of the Company’s subsidiaries that are not guaranteeing the Notes. The Notes are guaranteed on an unsecured senior subordinated basis by all of the Company’s domestic restricted subsidiaries that guarantee the Company’s senior credit facility.

At any time prior to January 15, 2015, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the applicable premium, as set forth in the Indenture, as of the date of redemption, plus accrued and unpaid interest to the date of redemption. On or after January 15, 2015, the Company may redeem all or part of the Notes at any time at specified redemption prices ranging from 100% to 103.75% of the principal amount, plus accrued and unpaid interest to the date of redemption. In addition, prior to January 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain public equity offerings at a redemption price of 107.5% of the principal amount, plus accrued and unpaid interest to the date of redemption.

If a change of control of the Company occurs, each holder shall have the right to require that the Company purchase all or a portion of such holder’s Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest to the date of the purchase.

The Indenture governing the Notes will, among other things, limit the ability of the Company and certain of its subsidiaries to, subject to certain exceptions and qualifications:

•	incur additional indebtedness or enter into sale and leaseback transactions;

•	pay dividends or distributions on, or repurchase, capital stock;

•	transfer or sell assets;

•	issue stock of subsidiaries;

•	make certain investments;

•	incur liens;

•	enter into transactions with affiliates; and

•	merge or consolidate with another company.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things:

•	failure to pay any principal or interest when due under the Notes;

•	failure to observe or perform certain covenants under the Notes;

•	a default in or failure to pay certain other indebtedness;

•	failure to pay final judgments for certain amounts of money against the Company or certain of its subsidiaries; and

•	certain bankruptcy events with respect to the Company or certain of its subsidiaries.

If an event of default occurs, the Trustee or holders of at least 25% of the aggregate principal amount of the then outstanding Notes may, among other things, declare the entire outstanding balance of principal of and interest on all outstanding Notes to be immediately due and payable. If an event of default involving certain bankruptcy events with respect to the Company occurs, payment of principal of and interest on the Notes will be accelerated without any action on the part of the Trustee or any holder of Notes.

Copies of the Base Indenture, the First Supplemental Indenture, the form of Dollar Note (the “Form of Dollar Note”) and the form of Euro Note (the “Form of Euro Note”) are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference. The foregoing summary description of the Indenture and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Indenture.

Credit Agreement Amendment

On January 22, 2010, the Company entered into Amendment No. 13 to its Credit Agreement (as defined below) and Amendment No. 5 to its Pledge and Security Agreement (as defined below) (the “Credit Agreement Amendment”) amending, effective January 22, 2010, (i) certain provisions of the Credit Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders and letter of credit issuers party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent for the lenders and letter of credit issuers (“Deutsche Bank”), Citicorp USA, Inc., as syndication agent for the lenders and letter of credit issuers and Bank of America, N.A., PNC Bank, National Association, as successor to National City Bank of Indiana, and SunTrust Bank, as co-documentation agents for the lenders and letter of credit issuers, and (ii) the Pledge and Security Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”), among the Company and each of its subsidiaries from time to time party thereto and Deutsche Bank.

Pursuant to the terms of the Credit Agreement Amendment (i) the Company and its subsidiaries will have additional availability to make investments and capital expenditures and to enter into certain joint ventures and affiliate transactions, and (ii) certain other agreements, obligations, covenants, representations and warranties of the parties thereto in the Credit Agreement and the Pledge and Security Agreement have been amended, modified and/or supplemented.

In connection with the execution of the Credit Agreement Amendment, each existing guarantor under the Credit Agreement consented to the terms of the Credit Agreement Amendment and agreed that the terms of the Credit Agreement Amendment shall not affect in any way its obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty (the “Consent, Agreement and Affirmation of Guaranty”).

Copies of the Credit Agreement Amendment and the Consent, Agreement and Affirmation of Guaranty are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein. The foregoing summary descriptions of the Credit Agreement Amendment and the Consent, Agreement and Affirmation of Guaranty and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Consent, Agreement and Affirmation of Guaranty.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On January 20, 2010, the Company became obligated on a direct financial obligation by entering into and closing upon a note offering with investors who purchased the Notes. Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” under the heading “Indenture” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

On January 22, 2010, the Company also entered into the Credit Agreement Amendment. Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” under the heading “Credit Agreement Amendment” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Base Indenture, dated January 20, 2010, between Jarden Corporation and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated January 20, 2010, among Jarden Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of Dollar Note (included as Exhibit A-1 to Exhibit 4.2 hereto).

4.4	Form of Euro Note (included as Exhibit A-2 to Exhibit 4.2 hereto).

10.1	Amendment No. 13 to Credit Agreement and Amendment No. 5 to Pledge and Security Agreement, dated as of January 22, 2010, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2010

JARDEN CORPORATION

By:	/S/ JOHN E. CAPPS
Name:	John E. Capps
Title:	Senior Vice President,
General Counsel and Secretary

Exhibit Index

Number	Exhibit

4.1	Base Indenture, dated January 20, 2010, between Jarden Corporation and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated January 20, 2010, among Jarden Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of Dollar Note (included as Exhibit A-1 to Exhibit 4.2 hereto).

4.4	Form of Euro Note (included as Exhibit A-2 to Exhibit 4.2 hereto).

10.1	Amendment No. 13 to Credit Agreement and Amendment No. 5 to Pledge and Security Agreement, dated as of January 22, 2010, among Jarden Corporation, Deutsche Bank AG New York Branch, as administrative agent, and each lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.